Exhibit 10.9

Fifth AMENDMENT

TO THE PRIME VENDOR AGREEMENT

___________________________

This Fifth Amendment to the Prime Vendor Agreement (the “Fifth Amendment”) is made and entered into by and between Dougherty's Holdings, Inc. (“Buyer”) and Cardinal Health 110, LLC and Cardinal Health 112, LLC (collectively referred to herein as “Cardinal Health”).

Recitals

WHEREAS, Cardinal Health and Buyer are parties to that certain Prime Vendor Agreement that was effective as of May 1, 2014 (hereinafter “Agreement”); and

WHEREAS, the parties entered into that certain First Amendment to the Agreement that was effective May 1, 2015 (the “First Amendment”); and

WHEREAS, the parties entered into that certain Second Amendment to the Agreement that was effective July 1, 2015 (the “Second Amendment”); and

WHEREAS, the parties entered into that certain Third Amendment to the Agreement that was effective October 1, 2015 (the “Third Amendment”); and

WHEREAS, on June 11, 2015 Dougherty's Pharmacy McAlester, LLC DBA The Medicine Shoppe was added as a Pharmacy to the Agreement; and

WHEREAS, on August 21, 2015 Dougherty's Pharmacy Springtown, LLC was added as a Pharmacy to the Agreement; and

WHEREAS, the parties entered into that certain Fourth Amendment to the Agreement that was effective January 1, 2016 (the “Fourth Amendment”); and

WHEREAS, Cardinal Health and Buyer desire to amend the Agreement as set forth in this Fifth Amendment.

Statement of Agreement

NOW, THEREFORE, in return for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.                                    Capitalized Terms. All capitalized terms used in this Amendment not otherwise defined herein shall have the same meaning as is ascribed to them in the Agreement.

2.	Term and Termination. The Term of the Agreement is hereby extended through April 30, 2019.

3.       Pricing Matrix.  The Pricing Matrix set forth in Exhibit B to the Agreement, as replaced in the Second Amendment, is hereby deleted in its entirety and a new Pricing Matrix is hereby added to the Agreement in the form attached to this Fifth Amendment as Attachment 1. Furthermore, the parties hereby acknowledge and agree that the revised Pricing Matrix set forth in Attachment 1 to this Fifth Amendment shall be effective for all purchases made by the Buyer under the Agreement on or after the effective date of this Fifth Amendment.

4.       Effectiveness. To the extent provided herein, this Fifth Amendment supersedes or modifies any inconsistent provision of the Agreement.

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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5.       No Other Changes. Except as amended by the provisions in this Fifth Amendment, the Agreement shall remain in full force and effect.

6.       Fifth Amendment Effective Date. This Fifth Amendment is effective as of November 1, 2016.

7.       Counterparts. This Fifth Amendment may be executed in counterparts, each of which is deemed to be an original, and together all of which shall constitute one and the same document.

IN WITNESS WHEREOF, the parties have agreed to the foregoing:

Dougherty's Holdings, Inc.	Cardinal Health 110, LLC
16250 Knoll Trail Drive, Suite 102	Cardinal Health 112, LLC
Dallas, TX 75248	7000 Cardinal Place
Dublin, Ohio 43017

Telecopy __________________	Telecopy: (614) 757-6000

By: /s/ Andrew J. Komuves, Jr.	By: /s/ Christopher A. Gersitz
Title: President of Pharmacies	Title: Director, Territory Sales, Central Region
Date: Nov. 4, 2016	Date: Nov. 4, 2016

Account Number ________________

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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ATTACHMENT 1

Pricing Matrix

Purchase Price

Subject to Buyer’s compliance with Section 5 of the Agreement, Buyer will be entitled to purchase branded Rx Products from Cardinal Health (that are not Specially Priced Merchandise or subject to a Manufacturer Contract) for Buyer’s Pharmacies at a purchase price equal to Cardinal Health’s Cost minus the applicable percentage set forth in the matrix below:

Average Monthly Net Purchases	Discount [***]	Discount [***]	Discount [***]	Discount [***]	Discount [***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

At the end of each calendar quarter the Agreement is in effect, Cardinal Health will evaluate Buyer’s average monthly Net Purchases during the calendar quarter. If Buyer’s average monthly Net Purchases during the quarter entitles Buyer to purchase branded Rx Products at a lower (or higher) purchase price according to the foregoing matrix than Buyer was invoiced during the quarter, then prospective adjustments to the invoiced purchase price will be made beginning as of the first day of the second month following the end of the quarter measured.

Buyer’s Purchase Price

Based on the Buyer’s representation that: (i) the Buyer’s aggregate monthly Net Purchases from Cardinal Health under the Agreement shall be at least [***], and (ii) the Buyer’s Source Compliance (as defined below) shall equal at least [***] , Buyer will be invoiced at [***] for branded Rx Products that are subject to the Pricing Matrix.

Notwithstanding any other provision in the Agreement, if Buyer's aggregate monthly Net Purchases under the Agreement through the Source Program during a given calendar quarter, including but not limited to, those generic Rx Products purchased through the Generic Source Program, equals less than [***] of Buyer's aggregate monthly Net Purchases of Rx Products during the same quarter (the Buyer's "Source Compliance"), Buyer's purchase price for Branded Rx Products that are subject to the Pricing Matrix set forth above (i.e. that are not Specially Priced Merchandise or subject to a Manufacturer Contract) shall equal [***]. If Buyer's Source Compliance equals less than [***] during a given calendar quarter, Buyer's purchase price for Branded Rx Products that are subject to the Pricing Matrix set forth above (i.e. that are not Specially Priced Merchandise or subject to a Manufacturer Contract) shall equal [***].

Any such Source Compliance adjustment will be effective as of the first day of the second month following the end of the quarter measured.

Exceptions to the Foregoing Pricing

Notwithstanding the foregoing, as set forth in Section 4 above, the purchase price for Specially Priced Merchandise shall not be based upon Cardinal Health’s [***] pricing in accordance with this Pricing Matrix, but instead will be net-billed in accordance with the terms and conditions established by Cardinal Health (including applicable mark-up) for such Merchandise. As also set forth in Section 4 above, the purchase price of Merchandise that is subject to a Manufacturer Contract will equal Buyer’s contract price for the applicable Merchandise as set forth in the Manufacturer Contract.

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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Specially Priced Merchandise

Notwithstanding the foregoing, the purchase price for Specially Priced Merchandise, shall not be based upon the Cardinal Health’s [***] pricing in accordance with the Pricing Matrix, but instead will be net-billed in accordance with the terms and conditions established by Cardinal Health (including applicable mark-up) for such Merchandise from time to time; provided, however, that the Buyer’s purchase price for OTC/HBA Merchandise shall equal [***].

GPO Administrative Fees

The pricing specified in the Pricing Matrix above does not reflect any administrative fees for membership in any group purchasing organization (a “GPO”). If Buyer or any Pharmacy affiliates with a GPO, the appropriate administrative fee will be added to the percentages specified in the Pricing Matrix.

Monthly Source Rebate

In General.  Subject to the limitations set forth below:

Cardinal Health shall pay the Buyer a monthly rebate (the “Monthly Source Rebate”) based on the Buyer’s retail Pharmacies’ aggregate Net Purchases of Merchandise through the Source Program during the applicable calendar month, including, but not limited to, those generic Rx Products purchased through the Generic Source Program. The Monthly Source Rebate shall be calculated by Cardinal Health for each full calendar month the Agreement is in effect and shall be provided by Cardinal Health to the Buyer, if applicable, within [***] days after the end of the applicable month via check, EFT, or in the form of a credit memorandum to be used by the Buyer towards future purchases of Merchandise under the Agreement as mutually agreed upon by the parties. The amount of a given Monthly Source Rebate shall be determined as follows:

If the Buyer’s retail Pharmacies’ aggregate Net Purchases of Merchandise through the Source Program are less than [***] of [*** (the Buyer’s “Monthly Source Compliance”), the Buyer’s Monthly Source Rebate shall equal [***] of the Buyer’s retail Pharmacies’ aggregate Net Purchases through the Source Program during the applicable month.

However, if the Buyer’s retail Pharmacies’ aggregate Net Purchases of Merchandise through the Source Program during the applicable month are [***] or greater of the Buyer's retail Pharmacies' aggregate Net Purchases of Rx Products from Cardinal Health under the Agreement during the same month (the Buyer's "Monthly Source Compliance"), the Buyer’s Monthly Source Rebate for the month shall be determined in accordance with the following table:

Retail Pharmacies' Monthly Net Purchases Through the Source Program	Monthly Source Rebate* (As a Percentage of the Buyer’s Retail Pharmacies’ Net Purchases through the Source Program During the Applicable Month)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

*Rebate is not cumulative.

Limitations. As set forth above, the parties hereby specifically acknowledge and agree that the following Generic Source Program Products may be excluded from the calculation of the Monthly Source Rebate: (i) exclusive generic Rx Products, (ii) biogeneric products, and (iii) branded generic Rx Products.

Disclosure. The Monthly Source Rebate constitutes a “discount or other reduction in price,” as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the applicable products purchased by Buyer under the Agreement. Cardinal Health and Buyer agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a 7b(b)(3)(A) and the “safe harbor” regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h). In this regard, Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer and/or each Pharmacy.

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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Monthly Source Compliance Rebate

In General. Subject to the limitations set forth below, in addition to the Monthly Source Rebate, Cardinal Health shall pay the Buyer an additional rebate (the “Monthly Source Compliance Rebate”) for any calendar month in which the Buyer’s Monthly Source Compliance equals at least [***]. The Monthly Source Compliance Rebate shall be calculated by Cardinal Health for each full calendar month the Agreement is in effect and shall be provided by Cardinal Health to the Buyer, if applicable, within [***] days after the end of the applicable month via check, EFT, or in the form of a credit memorandum to be used by the Buyer towards future purchases of Merchandise under the Agreement as mutually agreed upon by the parties. The amount of a given Monthly Source Compliance Rebate shall be determined in accordance with the following table.

Buyer’s Monthly Source Compliance	Monthly Source Compliance Rebate* (As a Percentage of the Buyer’s Retail Pharmacies’ Net Purchases through the Source Program During the Applicable Month)
[***]	[***]
[***]	[***]

*Rebate is not cumulative.

Limitations. As set forth above, the parties hereby specifically acknowledge and agree that the following Generic Source Program Products may be excluded from the calculation of the Monthly Source Compliance Rebate: (i) exclusive generic Rx Products, (ii) biogeneric products, and (iii) branded generic Rx Products.

Disclosure. The Monthly Source Compliance Rebate constitutes a “discount or other reduction in price,” as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the applicable products purchased by Buyer under the Agreement. Cardinal Health and Buyer agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a 7b(b)(3)(A) and the “safe harbor” regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h). In this regard, Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer and/or each Pharmacy.

Leader Brand Product Rebate

In General. If Buyer's aggregate Net Purchases of Leader Brand products by all Pharmacy locations equals at least [***] during a given calendar quarter, Cardinal Health shall pay Buyer a rebate (the "Leader Brand Product Rebate") based on Buyer's aggregate Net Purchases of Leader Brand products during the applicable calendar quarter by all Pharmacy locations. The Leader Brand Product Rebate shall be calculated by Cardinal Health for each full calendar quarter the Agreement is in effect and shall be provided by Cardinal Health to Buyer, if applicable, within [***] days after the end of the applicable quarter in the form of a credit memorandum to be used by Buyer towards future purchases of Merchandise under the Agreement. The amount of a given Leader Brand Product Rebate shall be determined in accordance with the following table:

Quarterly Net Purchases of Leader Brand Products	Leader Brand Product Rebate* (As a % of Buyer's Aggregate Net Purchases of Leader Brand Product Purchases During the Quarter)
[***]	[***]
[***]	[***]
[***]	[***]

*Rebate is not cumulative.

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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Disclosure. The Leader Brand Product Rebate constitutes a “discount or other reduction in price,” as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the applicable products purchased by Buyer under the Agreement. Cardinal Health and Buyer agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a 7b(b)(3)(A) and the “safe harbor” regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h). In this regard, Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer and/or each Pharmacy.

One Time Rebate

Provided that the Buyer’s aggregate Net Purchases of Merchandise through the Source Program under the Agreement equals at least [***] from the period beginning November 1, 2016 through November 30, 2016, Cardinal Health shall pay the Buyer a rebate on such purchases in the amount of [***] (the “One Time Rebate”). As applicable, Cardinal Health shall pay the One Time Rebate to the Buyer within [***] days after November 30, 2016, in the form of a check, EFT, or in the form of a credit memorandum to be used by the Buyer towards future purchases of Merchandise under the Agreement as mutually agreed upon by the parties.

The One Time Rebate constitutes a "discount or other reduction in price," as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the applicable products purchased by the Buyer under the Agreement from November 1, 2016 through November 30, 2016. Cardinal Health and the Buyer agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a-7b(b)(3)(A) and the "safe harbor" regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h)). In this regard, the Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by the Buyer.

January 2017 Prepayment of a Portion of the Monthly Source Rebate and the Monthly Source Compliance Rebate

In General.  Notwithstanding the foregoing, as set forth in the Third Amendment to the Agreement, the parties hereby acknowledge and agree that Cardinal Health shall prepay to the Buyer a portion of the Monthly Source Rebate and the Monthly Source Compliance Rebate that Buyer can earn under the provisions set forth the Agreement (the “January 2017 Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment”).  The amount of the January 2017 Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment shall equal [***], and Cardinal Health shall pay the January 2017 Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment to the Buyer within [***] days after December 31, 2016 via check, EFT, or in the form of a credit memorandum to be used by the Buyer towards future purchases of Merchandise under the Agreement as mutually agreed upon by the parties.  Further notwithstanding the foregoing, the parties hereby acknowledge and agree that Cardinal Health SHALL NOT pay the Buyer any portion of a Monthly Source Rebate or any portion of a Monthly Source Compliance Rebate earned by Buyer in accordance with the provisions set forth the Agreement until such time as the aggregate amount of the Monthly Source Rebate and the Monthly Source Compliance Rebate earned by the Buyer in accordance with the provisions set forth in the Agreement equals [***].  Once the aggregate amount of the Monthly Source Rebate and the Monthly Source Compliance Rebate earned by the Buyer in accordance with the provisions set forth in the Agreement equals [***], Cardinal Health shall begin to pay the Buyer the Monthly Source Rebate and the Monthly Source Compliance Rebate in accordance with the provisions set forth in the Agreement.

The parties hereby acknowledge and agree that if the Agreement is terminated for any reason prior to that certain date upon which the aggregate amount of the January 2017 Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment earned by the Buyer in accordance with the provisions set forth above equals [***], the Buyer shall repay to Cardinal Health the unearned portion of the January 2017 Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment, which amount shall equal the difference between [***] and the aggregate amount of the Monthly Source Rebate and Monthly Source Compliance Rebate earned by the Buyer in accordance with the provisions set forth in the Agreement through the effective date of the termination.

Disclosure.  The January 2017 Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment constitutes a “discount or other reduction in price,” as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the applicable products purchased by Buyer under the Agreement.  Cardinal Health and Buyer agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a-7b(b)(3)(A) and the “safe harbor” regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h).  In this regard, Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer and/or each Pharmacy.

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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January 2018 Prepayment of a Portion of the Monthly Source Rebate and the Monthly Source Compliance Rebate

In General.  Notwithstanding the foregoing, the parties hereby acknowledge and agree that Cardinal Health shall prepay to the Buyer a portion of the Monthly Source Rebate and the Monthly Source Compliance Rebate that Buyer can earn under the provisions set forth the Agreement (the “January 2018 Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment”).  The amount of the January 2018 Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment shall equal [***], and Cardinal Health shall pay the January 2018 Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment to the Buyer within [***] days after December 31, 2017 via check, EFT, or in the form of a credit memorandum to be used by the Buyer towards future purchases of Merchandise under the Agreement as mutually agreed upon by the parties.  Further notwithstanding the foregoing, the parties hereby acknowledge and agree that Cardinal Health SHALL NOT pay the Buyer any portion of a Monthly Source Rebate or any portion of an Monthly Source Compliance Rebate earned by Buyer in accordance with the provisions set forth the Agreement until such time as the aggregate amount of the Monthly Source Rebate and the Monthly Source Compliance Rebate earned by the Buyer in accordance with the provisions set forth in the Agreement equals [***].  Once the aggregate amount of the Monthly Source Rebate and the Monthly Source Compliance Rebate earned by the Buyer in accordance with the provisions set forth in the Agreement equals [***], Cardinal Health shall begin to pay the Buyer the Monthly Source Rebate and the Monthly Source Compliance Rebate in accordance with the provisions set forth in the Agreement.

The parties hereby acknowledge and agree that if the Agreement is terminated for any reason prior to that certain date upon which the aggregate amount of the January 2018 Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment earned by the Buyer in accordance with the provisions set forth above equals [***], the Buyer shall repay to Cardinal Health the unearned portion of the January 2018 Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment, which amount shall equal the difference between [***] and the aggregate amount of the Monthly Source Rebate and Monthly Source Compliance Rebate earned by the Buyer in accordance with the provisions set forth in the Agreement through the effective date of the termination.

Disclosure.  The January 2018 Monthly Source Rebate and the Monthly Source Compliance Rebate Prepayment constitutes a “discount or other reduction in price,” as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the applicable products purchased by Buyer under the Agreement. Cardinal Health and Buyer agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a-7b(b)(3)(A) and the “safe harbor” regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h). In this regard, Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by the Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer and/or each Pharmacy.

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[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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